 Exhibit 99

Sears, Roebuck and Co.
Restated Quarterly Income Statements - As Reported "GAAP" Basis Reflecting New Segment Reporting Structure

Retail and Related Services			1999					2000
		Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Revenues
	Merchandise and services	$ 6,664	$ 7,589	$ 7,124	$ 9,609	$ 30,986	$ 6,826	$ 7,892	$ 7,471	$ 9,835	$ 32,024

Costs and expenses
	Cost of sales, buying and occupancy	5,023	5,571	5,269	6,858	22,721	5,121	5,831	5,579	7,145	23,676
	Selling and administrative	1,472	1,597	1,585	1,801	6,455	1,502	1,649	1,644	1,892	6,687
	Depreciation and amortization	178	183	173	181	715	179	179	174	178	710
	Interest	18	14	7	6	45	3	8	5	9	25
	Special charges	_____	_____	25	(5)	20	_____	_____	_____	136	136
Total costs and expenses		6,691	7,365	7,059	8,841	29,956	6,805	7,667	7,402	9,360	31,234

Operating income		$ (27)	$ 224	$ 65	$ 768	$ 1,030	$ 21	$ 225	$ 69	$ 475	$ 790

Credit and Financial Products			1999					2000
		Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Revenues
	Credit and financial products revenues	$ 1,103	$ 1,015	$ 1,023	$ 1,105	$ 4,246	$ 1,109	$ 1,070	$ 1,042	$ 1,057	$ 4,278

Costs and expenses
	Selling and administrative	203	188	223	206	820	170	161	161	183	675
	Depreciation and amortization	4	4	2	4	14	4	4	4	4	16
	Provision for uncollectible accounts	283	206	181	167	837	235	206	190	205	836
	Interest	290	275	277	281	1,123	286	273	272	279	1,110
Total costs and expenses		780	673	683	658	2,794	695	644	627	671	2,637

Operating income		$ 323	$ 342	$ 340	$ 447	$ 1,452	$ 414	$ 426	$ 415	$ 386	$ 1,641

Corporate and Other			1999					2000
		Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Revenues
	Merchandise and services	$ 77	$ 102	$ 97	$ 82	$ 358	$ 72	$ 93	$ 94	$ 94	$ 353

Costs and expenses
	Cost of sales, buying and occupancy	28	31	33	51	143	33	37	36	38	144
	Selling and administrative	105	105	91	126	427	100	102	105	100	407
	Depreciation and amortization	12	13	13	16	54	12	12	15	14	53
	Special charges	____	____	21	____	21	____	____	____	115	115
Total costs and expenses		145	149	158	193	645	145	151	156	267	719

Operating income		$ (68)	$ (47)	$ (61)	$ (111)	$ (287)	$ (73)	$ (58)	$ (62)	$ (173)	$ (366)

Sears Canada			1999					2000
		Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Revenues
	Merchandise and services	$ 705	$ 836	$ 857	$ 1,221	$ 3,619	$ 840	$ 918	$ 915	$ 1,316	$ 3,989
	Credit and financial products revenues	70	67	67	71	275	78	72	71	72	293
	Total revenues	775	903	924	1,292	3,894	918	990	986	1,388	4,282

Costs and expenses
	Cost of sales, buying and occupancy	529	584	607	841	2,561	629	660	669	943	2,901
	Selling and administrative	177	222	226	280	905	217	244	242	335	1,038
	Depreciation and amortization	18	19	19	20	76	17	18	16	9	60
	Provision for uncollectible accounts	8	9	9	8	34	10	9	10	19	48
	Interest	26	24	24	26	100	27	29	28	29	113
Total costs and expenses		758	858	885	1,175	3,676	900	960	965	1,335	4,160

Operating income		$ 17	$ 45	$ 39	$ 117	$ 218	$ 18	$ 30	$ 21	$ 53	$ 122

Consolidated		1999					2000
		Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Revenues
	Merchandise and services	$ 7,446	$ 8,527	$ 8,078	$ 10,912	$ 34,963	$ 7,738	$ 8,903	$ 8,480	$ 11,245	$ 36,366
	Credit and financial products revenues	1,173	1,082	1,090	1,176	4,521	1,187	1,142	1,113	1,129	4,571
	Total revenues	8,619	9,609	9,168	12,088	39,484	8,925	10,045	9,593	12,374	40,937

Costs and expenses
	Cost of sales, buying and occupancy	5,580	6,186	5,909	7,750	25,425	5,783	6,528	6,284	8,126	26,721
	Selling and administrative	1,957	2,112	2,125	2,413	8,607	1,989	2,156	2,152	2,510	8,807
	Depreciation and amortization	212	219	207	221	859	212	213	209	205	839
	Provision for uncollectible accounts	291	215	190	175	871	245	215	200	224	884
	Interest	334	313	308	313	1,268	316	310	305	317	1,248
	Special charges	0	0	46	(5)	41	0	0	0	251	251
Total costs and expenses		8,374	9,045	8,785	10,867	37,071	8,545	9,422	9,150	11,633	38,750

Operating income		245	564	383	1,221	2,413	380	623	443	741	2,187

Other income, net		(2)	(12)	15	5	6	1	5	1	29	36

Income before income taxes, minority
	interest and extraordinary loss	243	552	398	1,226	2,419	381	628	444	770	2,223

Income taxes		(92)	(209)	(151)	(452)	(904)	(140)	(232)	(159)	(300)	(831)

Minority interest		(5)	(12)	(11)	(34)	(62)	(6)	(8)	(7)	(28)	(49)

Net income		$ 146	$ 331	$ 236	$ 740	$ 1,453	$ 235	$ 388	$ 278	$ 442	$ 1,343

EPS - Diluted		$ 0.38	$ 0.86	$ 0.62	$ 1.98	$ 3.81	$ 0.65	$ 1.11	$ 0.81	$ 1.32	$ 3.88
	shares o/s	385.1	383.6	381.5	373.9	381.0	360.0	348.4	341.8	334.9	346.3

Sears, Roebuck and Co.
Pro forma Quarterly Income Statements - Excluding Previously Reported Securitization Income and Non-comparable Items
Reflecting New Segment Reporting Structure

Retail and Related Services			1999					2000
		Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Revenues
	Merchandise and services	$ 6,664	$ 7,589	$ 7,124	$ 9,609	$ 30,986	$ 6,826	$ 7,892	$ 7,471	$ 9,835	$ 32,024

Costs and expenses
	Cost of sales, buying and occupancy	5,023	5,571	5,269	6,858	22,721	5,121	5,831	5,579	7,131	23,662
	Selling and administrative	1,472	1,597	1,585	1,801	6,455	1,502	1,649	1,644	1,892	6,687
	Depreciation and amortization	178	183	173	181	715	179	179	174	178	710
	Interest	18	14	7	6	45	3	8	5	9	25
	Special charges	____	____	____	(5)	(5)	____	_____	_____	_____	0
Total costs and expenses		6,691	7,365	7,034	8,841	29,931	6,805	7,667	7,402	9,210	31,084

Operating income		$ (27)	$ 224	$ 90	$ 768	$ 1,055	$ 21	$ 225	$ 69	$ 625	$ 940

Credit and Financial Products			1999					2000
		Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Revenues
	Credit and financial products revenues	$ 1,410	$ 1,323	$ 1,293	$ 1,341	$ 5,367	$ 1,361	$ 1,282	$ 1,297	$ 1,307	$ 5,247

Costs and expenses
	Selling and administrative	236	220	254	239	949	202	193	195	220	810
	Depreciation and amortization	4	4	2	4	14	4	4	4	4	16
	Provision for uncollectible accounts	476	388	339	293	1,496	371	321	327	339	1,358
	Interest	396	381	379	386	1,542	389	375	382	404	1,550
Total costs and expenses		1,112	993	974	922	4,001	966	893	908	967	3,734

Operating income		$ 298	$ 330	$ 319	$ 419	$ 1,366	$ 395	$ 389	$ 389	$ 340	$ 1,513

Corporate and Other			1999					2000
		Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Revenues
	Merchandise and services	$ 77	$ 102	$ 97	$ 82	$ 358	$ 72	$ 93	$ 94	$ 94	$ 353

Costs and expenses
	Cost of sales, buying and occupancy	28	31	33	51	143	33	37	36	38	144
	Selling and administrative	105	105	91	126	427	100	102	105	100	407
	Depreciation and amortization	12	13	13	16	54	12	12	15	14	53
	Special charges	_____	_____	_____	_____	0	_____	_____	_____	_____	0
Total costs and expenses		145	149	137	193	624	145	151	156	152	604

Operating income		$ (68)	$ (47)	$ (40)	$ (111)	$ (266)	$ (73)	$ (58)	$ (62)	$ (58)	$ (251)

Sears Canada			1999					2000
		Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Revenues
	Merchandise and services	$ 705	$ 836	$ 857	$ 1,221	$ 3,619	$ 840	$ 918	$ 915	$ 1,316	$ 3,989
	Credit and financial products revenues	70	67	67	71	275	78	72	71	72	293
	Total revenues	775	903	924	1,292	3,894	918	990	986	1,388	4,282

Costs and expenses
	Cost of sales, buying and occupancy	529	584	607	841	2,561	629	660	669	943	2,901
	Selling and administrative	177	222	226	280	905	217	244	242	335	1,038
	Depreciation and amortization	18	19	19	20	76	17	18	16	9	60
	Provision for uncollectible accounts	8	9	9	8	34	10	9	10	19	48
	Interest	26	24	24	26	100	27	29	28	29	113
Total costs and expenses		758	858	885	1,175	3,676	900	960	965	1,335	4,160

Operating income		$ 17	$ 45	$ 39	$ 117	$ 218	$ 18	$ 30	$ 21	$ 53	$ 122

Consolidated		1999					2000
		Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3	Q4	Year
Revenues
	Merchandise and services	$ 7,446	$ 8,527	$ 8,078	$ 10,912	$ 34,963	$ 7,738	$ 8,903	$ 8,480	$ 11,245	$ 36,366
	Credit and financial products revenues	1,480	1,390	1,360	1,412	5,642	1,439	1,354	1,368	1,379	5,540
	Total revenues	8,926	9,917	9,438	12,324	40,605	9,177	10,257	9,848	12,624	41,906

Costs and expenses
	Cost of sales, buying and occupancy	5,580	6,186	5,909	7,750	25,425	5,783	6,528	6,284	8,112	26,707
	Selling and administrative	1,990	2,144	2,156	2,446	8,736	2,021	2,188	2,186	2,547	8,942
	Depreciation and amortization	212	219	207	221	859	212	213	209	205	839
	Provision for uncollectible accounts	484	397	348	301	1,530	381	330	337	358	1,406
	Interest	440	419	410	418	1,687	419	412	415	442	1,688
	Special charges	0	0	0	(5)	(5)	0	0	0	0	0
Total costs and expenses		8,706	9,365	9,030	11,131	38,232	8,816	9,671	9,431	11,664	39,582

Operating income		220	552	408	1,193	2,373	361	586	417	960	2,324

Other income, net		(2)	(12)	15	5	6	1	5	1	29	36

Income before income taxes, minority
	interest and extraordinary loss	218	540	423	1,198	2,379	362	591	418	989	2,360

Income taxes		(83)	(205)	(160)	(441)	(889)	(133)	(218)	(150)	(352)	(853)

Minority interest		(5)	(12)	(11)	(34)	(62)	(6)	(8)	(7)	(28)	(49)

Pro forma net income		$ 130	$ 323	$ 252	$ 723	$ 1,428	$ 223	$ 365	$ 261	$ 609	$ 1,458

Pro forma EPS - Diluted		$ 0.34	$ 0.84	$ 0.66	$ 1.93	$ 3.75	$ 0.62	$ 1.05	$ 0.76	$ 1.82	$ 4.21
	shares o/s	385.1	383.6	381.5	373.9	381.0	360.0	348.4	341.8	334.9	346.3

Note: Application of new accounting standards for securitization accounting will not result in restatement of prior period financial statements reported under generally accepted accounting principles.